REPUBLIC OF PERU
ENERGY AND MINING SECTOR

NATIONAL INSTITUTE OF CONCESSIONS AND MINING CADASTRE
(INSTITUTO NACIONAL DE CONCESIONES Y CATASTRO MINERO – INACC)

PAGES Fifty-five
Words:
55
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CERTIFICATE No. 7996-2006-INACC-UADA

THE DIRECTOR OF THE DOCUMENTARY ADMINISTRATION AND ARCHIVE UNIT OF THE NATIONAL INSTITUTE OF CONCESSIONS AND MINING CADASTRE

CERTIFIES:

That Administrative Resolution No. 004631-2006-INACC/J, dated October 25, 2006, granting the TITLE of "AMR Project" Mining Concession Code No. 050001506, is APPROVED on December 6, 2006.

This certificate is hereby issued under the report of Mining´ Concessions granted in the month of October 2006 and published in the Official Journal "El Peruano" on November 15, 2006, in conformance with Art. 124 of the Codified Single Text of the General Mining Act approved by Supreme Decree 014-92-EM, and Supreme Decree 018-92-EM, Art. 24.

Lima, December 11, 2006

[*Illegible signature*]
JOSÉ ANTONIO NINA ROMERO
Director of the Documentary Administration Unit and Archive

[*Stamp:* NATIONAL INSTITUTE OF CONCESSIONS AND MINING CADASTRE / I CERTIFY THAT THIS PAGE IS A TRUE COPY OF THE DOCUMENT FILED IN THE MAIN FILE - 14 DEC 2006 / [*Illegible signature*] / MARITZA FERNÁNDEZ]

[*Stamp:* National Institute of Concessions and Mining Cadastre / DOCUMENTARY ADMIN. UNIT AND ARCHIVE / REPUBLIC OF PERU]

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]

SUNARP
NATIONAL SUPERINTENDENCE OFFICE OF PUBLIC REGISTRIES

Registration Zone No. XII - Arequipa Branch
Arequipa Registration Office

[*Stamp:* Registration Zone No. IX - Lima Branch / COURT REGISTRY OFFICE / MINING / 4 JAN 2007 / SUBMITTED / REGISTRATIONS]

REGISTRATION ANNOTATION

TITLE No. 00083097 **DATE: 12/15/2006**

AMR PROJECT OPERATION RIGHTS (05-00015-06), held by **AMR PROJECT PERU S.A.C.** are recorded in Entry: 0001 Line Item(s): 11086449. Fees: S/. 452.00. Receipt No. 00005792. File 2006-83097. Arequipa, December 27, 2006

[*Stamp:* National Institute of Concessions and Mining Cadastre / DOCUMENTARY ADMIN. UNIT AND ARCHIVE / REPUBLIC OF PERU]

[Firma] J. PERALTA ARANA / PUBLIC REGISTRAR / REGISTRY ZONE NO. XII – AREQUIPA BRANCH]

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]

ENERGY AND MINING SECTOR
NATIONAL INSTITUTE OF CONCESSIONS AND MINING CADASTRE

MINING CONCESSION EXPLORATION CLAIM

1.- EXPLORATION CLAIM INFORMATION

Name: **AMR PROJECT**; Code: 05-00015-06; Date and Time of presentation: 01/06/2006, 12:55:00; HECTARES: 500.0000; Classification: Metallic; UTM Coordinates of the vertices of the exploration claim (expressed in thousands).

V01: **N8 524 E358;** V02: **N8 522 E358;** V03: **N8 522 E357;** V04: **N8 521 E357;** V05: **N8 521 E356;** V06: **N8 524 E356**

2.- EXPLORATION CLAIM LOCATION

District AYAPATA, Province CARABAYA, Department PUNO; Name and Page Number of the National Charter: MASUCO 27-V; Zone: 19.

3.- OWNER INFORMATION

Name: AMR PROJECT PERU S.A.C. Address: AV. JOSÉ PARDO No. 620 OF. 460; District: MIRAFLORES; Province: LIMA; Department: LIMA.

Lima, 12 MAY 2006

[*Illegible signature*]
Dr. Ángel Chávez Mendoza
General Director of Mining Concessions
National Institute of Concessions and Mining Cadastre

[*Stamp:* National Institute of Concessions and Mining Cadastre / Mining Concessions / Republic of Peru]

ENERGY AND MINING SECTOR
NATIONAL INSTITUTE OF CONCESSIONS AND MINING CADASTRE
MINING CONCESSION EXPLORATION CLAIM

1.- EXPLORATION CLAIM INFORMATION

Name: AMR PROJECT; Code: 05-00015-06; Date and Time of presentation: 01/06/2006, 12:55:00; HECTARES: 500.0000; Classification: Metallic; UTM Coordinates of the vertices of the exploration claim (expressed in thousands).
V01: N8 524 E358; **V02:** N8 522 E358; **V03:** N8 522 E357; **V04:** N8 521 E357; **V05:** N8 521 E356; **V06:** N8 524 E356

2.- EXPLORATION CLAIM LOCATION

District AYAPATA, Province CARABAYA, Department PUNO; Name and Page Number of the National Charter: MASUCO 27-V; Zone: 19.

3.- OWNER INFORMATION

Name AMR PROJECT PERU S.A.C., Address: AV. JOSÉ PARDO No. 620 OF. 406; District: MIRAFLORES; Province: LIMA; Department: LIMA.

Lima, May 12, 2006

Ángel Chávez Mendoza
General Director of Mining Concessions
National Institute of Concessions and Mining Cadastre

002-FA-0500630-1 1v. 7 June

PRIVATE CONTRACT FOR MINING OPERATION

This document sets forth the contract entered into by mutual agreement between Mr. **Néstor Enrique Borda**, Peruvian, identified with National ID 29364232, with residence in the Department of Puno, Carabaya Province, San Gabán District, Zindi Trinchera Farm, hereinafter called the **OWNER**, and on the other hand **AMR Project Peru S.A.C.**, registered in the Corporations Registry of the National Superintendence Office of Public Registries – Lima Office, on electronic record No. 11802199, represented by Mr. Mario Rotundo, of Canadian nationality, with passport No. BC 251295 with an address at Av. Javier Prado 620, office 406, Miraflores district, Lima, hereinafter called the **COMPANY**. This Contract is established on the following terms:

ONE.- The OWNER of the surface land has an area of 2,000 hectares located in the Limacpampa sector of the San Gabán District, Carabaya Province, Department of Puno, in adjudication for forestry purposes, which is enclosed in the polygon determined by vertices with the following coordinates: A.- (N)8,524,000 - (E)363,000; B.- (N)8,520,000 - (E)363,000; C.- (N)8,520,000 - (E)360,000; D.- (N)8,522,000 - (E)360,000; E.- (N)8,522,000 - (E)356,000; y F.- (N)8,524,000 - (E)356,000, which are found within sheet 27 V of the National Charter.

TWO.- The OWNER of the surface land exercises his right of ownership over said land, carrying out various economic activities, on the surface.

THREE.- By means of this CONTRACT, the OWNER gives full and absolute authorization and voluntary consent to the COMPANY to carry out the most extensive mining activity within the land described in the first clause of this CONTRACT, for exploration and exploitation of natural resources (gold) in the sub-soil and on the surface.

FOUR.- The COMPANY undertakes to make a payment for the authorization and consent given by the OWNER of the surface land for the COMPANY to be able to carry out mining activities within the land described in the first clause of this CONTRACT. Said payment will be referred to as COMPENSATION.

FIVE.- The COMPANY undertakes to deliver to the OWNER 6% of the gross gold production that is extracted as COMPENSATION. This compensation shall be solely and exclusively on the land described in the first clause. This compensation will be made provided that the requested mining concession is obtained.

SIX.- The OWNER undertakes to make the necessary transactions before the authorities that are required, under the rights that he has over the land described in the first clause, in order for the COMPANY to begin mining operations in the shortest possible period of time.

SEVEN.- The OWNER grants his express consent for the COMPANY to process Mining Concession rights in the name of the COMPANY over the land described in the first clause of this CONTRACT.

EIGHT.- The COMPANY undertakes to initiate the corresponding Mining Concession procedures over the land which is the subject of this CONTRACT, within 45 days from the date of subscription of this document.

NINE.- The Mining Concession rights obtained by the COMPANY over the land described in the first clause may not be transferred in whole or in part to any individual or legal entity without prior consent from the OWNER, with the rights of the OWNER over the lands and the rights acquired as a result of this CONTRACT being preserved in any event.

TEN.- Any rights and obligations arising from the Mining Concession obtained by the Company by virtue of this CONTRACT will be the responsibility of the COMPANY, with the exception of those specified in this document.

ELEVEN.- The rights granted by the OWNER to the COMPANY solely and exclusively involve mining operations and shall not involve any other right or activity without prior consent from the OWNER.

TWELVE.- This contract is of indefinite duration and may only be terminated by mutual agreement of all intervening parties.

THIRTEEN.- Any aspect not considered in this contract shall be resolved by the agreement of all the intervening parties of this CONTRACT or submitted to a settlement process without resorting to legal proceedings.

FOURTEEN.- The parties state that they have freely agreed to sign this contract, and that they have been under no pressure or conditioning.

This contract is executed in two identical counterparts on the 11th day of the month of January of 2006, in the city of Arequipa.

[*Illegible signature*]
NÉSTOR ENRÍQUEZ BORDA
National ID 29364232
OWNER

[*Signature*: Mario Rotundo]
MARIO ROTUNDO
AMR PROJECTS
MANAGER
PASSPORT No. BC 251295

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]

[*Stamp*: I CERTIFY the authenticity of the signature of NESTOR ENRIQUE BORDA and MARIO ROTUNDO. Arequipa, January 11, 2006. / Signed by Dr. GORKY OVIEDO ALARCÓN / NOTARY / LAWYER]

[*Stamp*: Dr. GORKY OVIEDO ALARCÓN / NOTARY / LAWYER]